CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS	12 Months Ended
Dec. 31, 2025
Disclosure Of Critical Accounting Estimates And Judgements [Abstract]
CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS
NOTE 3 - CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

As part of financial reporting, the Group’s management makes assumptions and estimates that impact the value of assets, liabilities, income, expenses, and disclosures in the consolidated financial statements. These estimates are based on historical experience and expectations of future events, but may differ from actual results. The Group regularly reviews these estimates, considering relevant facts, historical data, external factors, and other reasonable assumptions in light of current circumstances. Below are the key accounting estimates and judgments, which involve significant uncertainty. The Group takes into account, as applicable, the relevant facts, historical experience, impact of external factors and reasonable assumptions in accordance with the circumstances.

1)	Capitalized development costs

The Group capitalizes development costs as intangible assets when specific conditions are met (as outlined in note 2(g)), while costs that do not meet these conditions are expensed as incurred. Management exercises judgment to determine if each project meets the criteria for capitalization, and eligible costs are recognized as development assets. The estimated useful life and amortization of these assets are based on the expected period for marketing the products developed. These estimates may change due to technological advancements or market conditions. If the useful life is revised, amortization may increase, or development assets may be impaired or written off if they become obsolete.

2)	Distribution rights, customer relationship and technology

Distribution rights, customers relationship and technology recognized as a result of business combinations carried out by the Group are amortized on an ongoing basis on a straight-line basis in accordance with expected useful life. The Company assesses the need to change the intangible assets’ useful lives on an ongoing basis.

3)	Deferred tax assets

Deferred tax assets are recognized in respect of carryforward losses and unused deductible temporary differences, if it is probable that future taxable income will exist against which they can be utilized. A management estimate is required to determine the amount of the deferred tax asset that can be recognized based on the timing, amount of expected taxable income, its origin and tax planning strategy.

4)  Impairment of goodwill

The Company tests goodwill for impairment at least annually. The test requires management to estimate the future cash flow expected to arise from the continuing use of the cash-generating unit (or group of cash-generating units) to which the goodwill has been allocated. Management is also required to estimate an appropriate discount rate for these cash flows. The possible consequences for the financial statements are the attribution of impairment losses to profit or loss in the period in which they arise.